SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 22, 2001


                             AMERICAN SKIING COMPANY
             (Exact name of Registrant as specified in its charter)


  Delaware                      1-13507                    04-3373730
 (State or other               (Commission              (1.R.S. Employer
jurisdiction of                File Number)             Identification No.)
incorporation)


P.O. Box 450, Bethel, Maine                                       04217
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:          (207) 824-8100

Former name or former address, if changed since last report: Not Applicable




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Item 5. Other Events.

                  See Press Release attached as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  2.1. Termination Agreement dated March 22, 2001 among American Skiing Company, MeriStar Hotels and Resorts, Inc. and ASC Merger Sub, Inc.

                  99.1.    Press Release issued by the Registrant on March 23,
                           2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERICAN SKIING COMPANY



Date:    March 23, 2001              /s/ Mark J. Miller
                                   ---------------------------------------------
                                     Name:      Mark J. Miller
                                     Title:     Senior Vice President
                                                Chief Financial Officer
                                                (Principal Financial and
                                                 Accounting Officer)

Date:    March 23, 2001              /s/ Christopher E. Howard
                                   ------------------------------------------
                                     Name:      Christopher E. Howard
                                     Title:     Executive Vice President
                                                (Duly Authorized Officer)

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                                  EXHIBIT INDEX


                  Exhibit
                    No.                              Description

                  2.1. Termination Agreement dated March 22, 2001 among American Skiing Company, MeriStar Hotels and Resorts, Inc. and ASC Merger Sub, Inc.

                  99.1.    Press Release issued by the Registrant on March 23,
                           2001.

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